PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12

SUPERCLICK, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SUPERCLICK, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 6, 2007

Superclick, Inc. hereby invites you, as one of our shareholders, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at the Marriott Château Champlain, 1 Place du Canada, Montreal QC H3B 4C9, 11 a.m. local time, in the Maisonneuve Room A 36th Floor, for the purpose of considering and acting upon the following matters:

1. Re-election of one (1) director for the ensuing year;

2. To ratify the appointment of Bedinger & Company as the Company's independent certified public accountant for the fiscal year ending October 31, 2007;

3. To transact any other business that may properly come before the meeting.

Only shareholders of record at the close of business on February 21, 2007 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.

By Order of the Board Of Directors

/s/ Todd M. Pitcher
Todd M. Pitcher
Chairman and Acting Secretary

Montreal, Quebec
February 20, 2007

YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE FURNISHED FOR THAT PURPOSE.

SUPERCLICK, INC.
10222 St Michel
Suite 300
Montreal, Qc  H1H-5H1

PROXY STATEMENT

The board of directors of Superclick, Inc. ("Superclick") is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Friday, April 6, 2007, at 11:00 a.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The meeting will be held at the Marriott Château Champlain, 1 Place du Canada, Montreal QC H3B 4C9, 11 a.m. local time, in the Maisonneuve Room A 36th Floor. These proxy solicitation materials were mailed on or about February 23, 2007 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	WHAT AM I BEING ASKED TO VOTE ON?

A:	(1) The re-election of one (1) director to serve on our board of directors; and

(2) The ratification of Bedinger & Company as the Company's independent certified public accountant;

Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

A:	Our board of directors recommends: a vote FOR the nominees for director; and FOR approval of the ratification of Bedinger & Company.

Q:	WHO IS ENTITLED TO VOTE?

A:	The record date for the annual meeting is February 21, 2007. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q:	HOW DO I VOTE?

A:
If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via telephone or the internet following the instructions on the enclosed proxy card, or attend and vote at the annual meeting in person.

Q:	WHAT IF MY SHARES ARE HELD BY A BROKER?

A:
If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	CAN I REVOKE MY PROXY LATER?

A:	Yes. You have the right to revoke your proxy at any time before the annual meeting by:

(1) delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of Superclick before the annual meeting, or

(2) attending the annual meeting and voting in person.

However, if you have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q:	HOW MANY SHARES CAN VOTE?

A:
As of the close of business on the record date of February 21, 2007, 41,082,903 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:	HOW IS A QUORUM DETERMINED?

A:
For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q:	WHAT CONSTITUTES A QUORUM?

A:
A quorum is a majority of the voting power of the shares entitled to vote at the annual meeting. Because there were 41,082,903 shares of common stock of our company outstanding as of the record date, we will need holders of at least 20,541,452 shares of common stock of our company present in person or by proxy at the annual meeting for a quorum to exist.

Q:	WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

A:
A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the nominee(s) receiving the largest number of votes cast will be elected. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the election of directors.

To approve the ratification of Bedinger & Company as the Company's independent certified public accountant and to approve the increase of authorized shares of the Company’s common stock outstanding, holders of a majority of the shares represented at the annual meeting and voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the applicable proposal. With respect to these proposals, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on these matters.

Q:	WHAT ARE BROKER NON-VOTES?

A:
"Broker non-votes" are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares.

Q:	HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A:
If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker's lack of authority to vote, we will treat the shares as present and count the shares as votes FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant.

Q:	HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A:
Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxy holder, Michael Corrigan to vote on those matters at their discretion.

Q:	WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

A:
If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:	HOW MUCH STOCK DO SUPERCLICK'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

A:
As of February 20, 2006, our current directors and executive officers collectively had beneficial ownership (excluding options and warrants) of 12,865,035 shares, constituting approximately 31% of our outstanding shares. These persons have indicated that they currently intend to vote the shares held by them FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant.

Q:	WHO WILL BEAR THE COSTS OF THIS SOLICITATION?

A:
We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

PROPOSAL 1--ELECTION OF DIRECTORS

The current term of office of Sandro Natale expires at the 2007 annual meeting. The board of directors proposes that this nominee be elected for a new term of three years and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as director of the person named below as a nominee. If the nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

The Company's Certificate of Incorporation provides that the board of directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits.

At the end of the fiscal year, the Company had 5 directors.

The director in Class II will be elected at the 2007 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in 2010. The three directors in Class III and one director in Class I are serving terms expiring at the Company's Annual Meeting of Shareholders in 2008 and 2009, respectively.

Unless marked otherwise, proxies received will be voted FOR the election of the nominee specified in "Class II-- Current Director/Nominee with Term Expiring in 2007" below, who now serves as director with terms expiring at the 2007 Annual Meeting and until his successor is elected and qualified. If any such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee, who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy, or (2) for the other nominees only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that the nominee will be unwilling or unable to serve if elected as a director. Such person has been nominated to serve until the 2010 Annual Meeting of Shareowners and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE
LISTED BELOW.

INFORMATION AS TO NOMINEE FOR DIRECTORS AND CONTINUING DIRECTORS

Listed below for each director, as reported to Superclick, is the Director's name, age and principal occupation for the past five years, his position, if any, with Superclick, and other directorships held.

Class III

Continuing Directors with Terms Expiring in 2008

TODD M. PITCHER, age 38 - Mr. Pitcher has been a director of Superclick since January, 2003. He has also been president and chief executive officer of Grand Prix Sports, Inc. from since January, 2003 and up to the date of Grand Prix Sports' acquisition of Superclick Networks, Inc. in October, 2003. From December 2005 through December 2006, he also served as President and Secretary of Execute Sports, Inc., and as President of 4Dcard, Inc. in 2002 through early 2003. Prior to that, he was an independent consultant since 2000.

PAUL GULYAS, age 49 - Mr Gulyas has more than 28 years of diverse industrial experience in IT systems and products, military/government systems, air traffic and vessel traffic management systems as well as border control and security solutions in companies from the very small to the very large. He is currently responsible for the OEM program within IBM Canada's mid-market business unit. Previously he was President of IOTA Information Management and is a founding partner of the consulting firm TACTexe Incorporated. Mr. Gulyas has a BS in Physics from McMaster University in Hamilton, Ontario.

CHIRAG PATEL, age 39 Mr. Patel has more than 14 years experience in Information Technology and its applications, as well as in finance and management. He co-founded Veriprise Wireless Corporation in 1999, which extends corporate applications to its mobile employees via handheld devices. During his tenure with Veriprise Chirag helped raise $9 million dollars to fund the company wherein he developed and implemented the company's marketing strategies resulting in partnerships with Northwestern Mutual, Proctor & Gamble, Lotus, Motorola, PriceWaterhouseCoopers, Siebel, AT&T Wireless and Verizon Wireless. In addition he worked with the Motorola global teams to jointly penetrate the markets in South America and India.

Class II

Current Director/Nominee with Term Expiring in 2007

SANDRO NATALE, age 37 - Mr. Natale also serves as V.P. of Business Development of Superclick Networks. Mr. Natale has 15 years experience in the technology and system integration business. Prior to joining the Superclick Networks Team in 2001, Mr. Natale was President and of founder of I.T.S services a successful IT services integrator which was later purchased by GSI Technologies. Mr.Natale served as V.P. of sales and marketing where he assumed increasing responsibilities in various organizational units, including, revenue planning, regulation, marketing, sales operations and information systems. Mr. Natale holds a B.S. in computer science with several technical certifications.

Class I

Current Director with Term Expiring in 2009

GEORGE VESNAVER - age 48. Mr. Vesnaver has been a Director of our company since August, 2004. Mr. Vesnaver is currently Director of Hewlett Packard's (HWP-NYSE) Software Business Unit, and has been with HP for more than 20 years. His experience spans a number of areas including consulting, sales and distribution of enterprise software solutions to companies of all sizes. Mr. Vesnaver holds a bachelor's degree in electrical engineering from Concordia University and an MBA in international business and finance from McGill University.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Effective October 10, 2003, Todd M. Pitcher became a consultant to Superclick, Inc. Under the terms of his amended agreement, Superclick pays Mr. Pitcher a monthly fee of $2,500.00 plus reimbursement for expenses incurred. During the year ended October 31, 2006, Mr. Pitcher received $47,885.

BOARD OF DIRECTORS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Our board of directors held seven regular meetings and no special meeting during fiscal 2006. Each of the directors attended at least 75% of the total number of meetings of the board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our board has established the committees described below, and may establish others from time to time.

NOMINATING AND COMPENSATION COMMITTEE

The Compensation Committee was formed in August, 2004 and currently consists of Messrs. Pitcher, Mr. Gulyas and the Company’s CFO, Jean Perrotti. The Compensation Committee establishes remuneration levels for our executive officers, reviews management organization and development and reviews significant employee benefit programs. In addition, the Committee identifies individuals qualified to become members of the board of directors, develops and recommends to the board a set of corporate governance principles applicable to our company, and takes such other actions within the scope of its charter as the Committee deems necessary or appropriate. A copy of the charter of the Nominating and Compensation Committee can be found in the Corporate Governance section of our Web site at www.superclick.com.

Since the acquisition of Superclick Networks, Inc. in October, 2003, we have not received nominations from any shareholders for directors other than our current board members. Accordingly, the Nominating and Compensation Committee has not at this time adopted a formal policy by which our shareholders may recommend director candidates, however the Committee will consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of our company at 3435 Aldford Drive, San Diego, CA 92111. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the Nominating and Compensation Committee may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. The Committee will consider all relevant qualifications as well as the needs of our company in terms of compliance with listing standards and Securities and Exchange Commission rules.

Our Nominating and Compensation Committee recommended to our board of directors the nomination for election and re-election to our board of each of the above nominees.

SHAREHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Shareholders who wish to communicate with our board of directors or with a particular director may send a letter to the Secretary of our company at 3435 Aldford San Diego, CA 92111. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Our board encourages but does not require board member attendance at our annual meeting. All members of our board attended last year's annual meeting.

COMPENSATION OF DIRECTORS

Our board of directors consists of 5 authorized members. Each director, excluding Sandro Natale, who is a full-time employee, is entitled to receive stock in lieu of an annual cash fee of $16,000 plus expenses to be paid the first month of each fiscal year. Our Chairman of the Board, Todd M. Pitcher receives stock in lieu of an annual cash fee of $20,000 plus expenses to be paid the first month of the fiscal year for services performed in his capacity of Chairman of our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is a former or current officer or employee of our company; however, Todd Pitcher is a consultant to our company. One executive officer, Sandro Natale, service as a member of the board of director

CODE OF ETHICS

Our company has adopted a code of ethics that applies to our chief executive officer, chief financial officer and controller. A copy of the code of ethics can be found in the Corporate Governance section of our Web site at http://www.superlclick.com.

EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 20, 2007, by (i) each person known by us to be the beneficial ownership of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 10222 St Michel , Suite 300, Montreal, Quebec Canada H1H 5H1.

	SHARES	PERCENT
	BENEFICIALLY	OF
NAME	OWNED	CLASS

Sandro Natale	7,739,430	18.83%

Jean Perrotti	3,000,000	7.30%

Todd M. Pitcher	465,789	1.13%

George Vesnaver	390,918	*

Paul Gulyas	367,819	*

Chirag Patel	901,079	2.19%

All directors and
officers as a group	12,865,035	31.31%

(*)	means less than 1.0%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the "Section 16 Reporting Persons") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, the Executive Officer and Director's Form 3 Statements of Initial Beneficial Ownership were filed late due to changes in our edgar filing vendor.

RECOMMENDATION OF SUPERCLICK, INC.'S BOARD OF DIRECTORS

The one (1) nominee receiving the highest number of votes will be elected to the board of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEE AS A DIRECTOR.

OTHER INFORMATION

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer, chief financial officer and the other highest-paid executive officers serving as such at the end of 2006 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Superclick, Inc. received compensation in excess of $100,000 during fiscal year 2006.

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principle Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Sandro Natale CEO and President	2006 2005 2004	$143,787 $141,391 $75,000	-- -- --	-- -- --	-- -- --	4,500,000 -- --	-- -- --	-- -- --
Jean Perrotti CFO	2006 2005 2004	$103,365 -- --	$32,065 -- --	-- -- --	-- -- --	3,000,000 -- --	-- -- --	-- -- --
John Glazik(1)	2006 2005 2004	-- $87,296 $90,000	-- $20,000 $10,000	-- -- --	-- -- --	-- -- 884,784	-- -- --	-- -- --

(1)	Mr. Glazik is no longer employed as CEO of the Company, as of April 28, 2005.

PREFERRED AND COMMON STOCK

Private Placement and Warrant Activity

During the year ended October 31, 2005, 100,000 "A" Warrants were exercised resulting in gross proceeds of $60,000. 2,099,999 "A" Warrants were unexercised as of October 31, 2005.

In August of 2005, we issued $2,250,000 of convertible debentures with 965,997 warrants attached.

During the year ended October 31, 2006, we issued 4,618,993 shares of common stock in exchange for $176,420 of interest payable and 1,158,838 shares of common stock in exchange for $50,000 of principle related to the convertible debentures.

Stock issued for Services

During the year ended October 31, 2005 we issued 102,067 shares to the members of the Board of Directors for services rendered. Total value of the issuances was $77,225. Value for shares issued for services is based on fair market value of our stock on the date of issuance.

During the year ended October 31, 2006 we issued 1,355,355 shares to the members of the Board of Directors for services rendered. Total value of the issuances was $77,500. Value for shares issued for services is based on fair market value of our stock on the date of issuance.

Stock Options

During the year ended October 31, 2005, three employees exercised their vested options by utilizing the option's cashless feature whereby the exercise price of the common stock received is paid for with a portion of the shares exercised and which shares are returned to the company as Treasury Stock in lieu of cash. In total, 111,875 options were exercised with 51,961 shares of common stock issued to the optionees and 58,664 shares of common stock issued in the name of
Superclick with $25,981 recorded to Treasury Stock.

On March 3, 2005 the Board of Directors increased the employee stock option pool established by the employee stock option plan to 3,500,000 from 2,000,000.

On October 30, 2006 the Board of Directors increased the employee stock option pool established by the employee stock option plan to 30,000,000 from 3,500,000.

During the year ended October 31, 2006, 111,667 options were canceled due to employee terminations, 376,250 options were exchanged for new options, and 15,523,750 shares were granted and no options were exercised. We granted 15,900,000 fully vested options to employees on October 30, 2006. Each option's strike price is equal to the closing price of the stock on the date of grant, or $.05. Pursuant to SFAS 123r, Share-Based Payment, the company recognized expense of $277,875 related to this grant as calculated using the Black Scholes Option Pricing Model. Of the 15,900,000 grants, 376,250 represent new shares issued in place of previously granted shares which were deeply out-of-the-money and cancelled in conjunction with the issuance of the new grants. The 376,250 options exchanged for new, lower priced options was treated as a repricing pursuant to SFAS 123r, Share-Based Payment, and resulted in the Company recognizing expense of $6,735, which represented the difference in fair value of the new options over the repriced options as calculated using the Black Scholes Option Pricing Model.

Warrants

At October 31, 2006 we had 2,099,999 "A" Warrants and 965,997 warrants related to convertible debentures outstanding entitling the holder thereof the right to purchase one common share for each warrant held as follows:

		Exercise
Warrant	Number of	Price Per	Expiration
Class	Warrants	Warrant	Date

A	55,555	$0.60	4/14/07
A	100,000	$0.60	4/19/07
A	444,444	$0.60	4/19/07
A	100,000	$0.60	4/23/07
A	200,000	$0.60	4/29/07
A	100,000	$0.60	4/29/07
A	100,000	$0.60	5/7/07
A	200,000	$0.60	5/10/07
A	100,000	$0.60	5/12/07
A	100,000	$0.60	5/17/07
A	100,000	$0.60	5/24/07
A	11,000	$0.60	5/24/07
A	100,000	$0.60	6/2/07
A	100,000	$0.60	6/16/07
A	89,000	$0.60	6/17/07
A	200,000	$0.60	3/30/08
Subtotal	2,099,999

Debenture	735,370	>or=to $0.30	7/31/2010
Debenture	230,627	>or=to $0.30	8/17/2010
Subtotal	965,997
Total	3,065,996

Stock Incentive Plan

On April 8, 2004, the Board of Directors of the Company adopted the 2004 Incentive Stock Option Plan (the “2004 Plan”). The 2004 Plan is a plan for key employees (including officers and employee directors) and consultants of our company and affiliates and is intended to advance the best interests of our company, its affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of our company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in our company, thereby encouraging them to continue in the employ of our company or any of its affiliates.

The total number of shares of common stock set aside for awards may be granted under the 2004 Plan is 2,000,000 shares. We may issue each of the following under the 2004 Plan: incentive option, nonqualified option, stock appreciation right, restricted stock award or performance stock award. The 2004 Plan was effective April 9, 2004 (the "Effective Date"). No incentive option, nonqualified option, stock appreciation right, restricted stock award or performance stock Award shall be granted pursuant to the 2004 Plan ten years after the Effective Date.

During the year ended October 31, 2006, our Board of Directors authorized an increase in the shares allotted under the Plan to 30,000,000 shares. Also, during fiscal year 2006, 111,667 options were canceled due to employee terminations, 376,250 options were exchanged for new options, 15,523,750 shares were granted and no options were exercised. The balance of options outstanding at the end of the year was 16,732,148. We granted 15,900,000 fully vested options to employees on October 30, 2006. Of these grants, 376,250 represent new shares issued in place of previously granted shares which were deeply out-of-the-money and cancelled in conjunction with the new grants. Each option’s strike price is equal to the closing price of the stock on the date of grant, or $.05 and has a term of four years.

We have recorded non-cash compensation expense of $767,017 through October 31, 2006. On December 31, 2003, the Board of Directors of the Company adopted the 2004 Superclick, Inc. Non-Employee Director's Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan provides for the issuance of options, restricted stock, and/or deferred stock to an Awardee. The total number of shares of common stock which may be awarded under the Plan is 1,500,000. If any awarded shares are forfeited, they become available for future issuance. An annual aggregate limit of 300,000 shares (including options, restricted stock, and deferred Stock) is set for any individual director.

On March 3, 2005, the Board of Directors of the Company voted unanimously to amend the Stock Incentive Plan to increase the number of shares of common stock which may be awarded under the plan to 3,500,000 shares.

The Stock Incentive Plan shall have a duration of ten years commencing on January 1, 2004. Awardees are defined as director to whom an award is made. An eligible director is any person who on the date of grant is a member of the Board of Directors of the Company and is not an employee of the Company or of any Subsidiary. Stock Options are non-qualified right-to-buy Options for the purchase of common stock of the Company. The term of each option shall be ten years from the date of grant. The option price shall be the Fair Market Value of Superclick, Inc. common stock on the date the option is granted. Under no circumstances shall any option vest in less than one year from the date of grant. Shares purchased upon exercise of an option must be paid for in full at the time of exercise either in cash or with currently owned shares. The Board of Directors may not re-price any option that is less than the option exercise price. Prior to the lifting of the restrictions pursuant to Rule 144, the recipient will be entitled to receive dividends from and to vote the shares of restricted stock.

During the years ended October 31, 2006 and 2005, the Company awarded 1,355,355 and 102,067 restricted shares of its common stock to directors totaling $77,500 and $77,225, respectively.

The following table summarizes the Company's stock option activity for the year ended October 31, 2006:

	2006
		Weighted Average
	Shares	Exercise Price

Outstanding at beginning of period	1,460,481	$0.52
Granted	15,900,000	0.05
Forfeited	(628,333)	0.52
Exercised	-	-
Outstanding at end of year	16,732,148	$0.07

Options exerciseable at year end	16,732,148

EMPLOYMENT CONTRACTS

SANDRO NATALE - Mr. Natale's employment with us is governed by an employment agreement entered into between he and Superclick Networks, Inc. The agreement provides for term of employment that may be extended for additional one (1) year periods. Mr. Natale was entitled to receive a base salary equal to CDN $120,000 plus 2% commission over-ride on new sales.

JEAN PERROTTI Mr. Perrotti's employment with us is governed by an employment agreement entered into between he and Superclick Inc. The agreement provides for term of employment that may be extended for additional one (1) year periods. Mr. Perrotti was entitled to receive a base salary equal to CDN $120,000 and bonus based on certain thresholds being met.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors is responsible for oversight of executive compensation and review of Superclick Inc.'s' overall compensation programs.

COMPENSATION PHILOSOPHY

Generally, Superclick, Inc.'s compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for Superclick's short- and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

EXECUTIVE COMPENSATION

The Committee also uses stock option awards made under the Superclick, Inc.'s 2004 Stock Incentive Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the common stock of Superclick Inc. on the date of the grant, and typically vest at the rate of 33 1/3% per year over three years, unless determined otherwise by the board or other committee overseeing the Plan.

Our Chief Executive Officer and our Chief Financial Officer each received stock option awards in fiscal 2006. The Committee also periodically makes recommendations to the board of directors for additional stock option awards for eligible individuals, including executive officers, based upon a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

Option/SAR Grants in Last Fiscal Year Individual Grants
Name	Number of Secrities Underlying Option/SARs Granted	% of Total Options/SARs Granted To Employees in Fiscal Year	Exercise or Base Price	Expiration Date
Sandro Natale, CEO	4,500,000	24%	$ 0.05	October 30, 2010
Jean Perrotti, CFO	3,000,000	16%	$ 0.05	October 30, 2010

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to Superclick, Inc. and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

COMPENSATION COMMITTEE

Todd M. Pitcher
Paul Gulyas
Jean Perrotti

PROPOSAL 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Bedinger & Company LLP has been selected as the Company's independent registered public accountants for the fiscal year ending October 31, 2007. Shareholder ratification of the selection of Bedinger & Company LLP as the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Bedinger & Company LLP for shareholder ratification as a matter of good corporate practice. Bedinger & Company LLP has audited the Company's financial statements since 2000. Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. A representative of Bedinger & Company LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

Ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2007 will require the affirmative vote of the holders of at least a majority of the outstanding Common Stock represented in person or by proxy at the Annual Meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Common Stock "FOR" the ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2007. If the holders of at least a majority of the outstanding Common Stock fail to ratify the appointment of Bedinger & Company LLP as the Company's independent registered public accountants, the Audit Committee will consider such failure at a subsequent meeting of the Audit Committee and determine, in its discretion, what actions it should take, if any.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" RATIFICATION OF THE APPOINTMENT OF
BEDGINGER & COMPANY LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2006.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Bedinger & Company is the independent accountant for the Company for fiscal 2006. The Company's independent accountant is appointed by the Company's Board of Directors. The Board has reappointed Bedinger & Company as the Company's independent accountant for fiscal 2007. Representatives of Bedinger & Company are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement at the annual meeting if they so desire. The representatives are also expected to be available to respond to appropriate questions.

INDEPENDENT ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for professional services rendered by Bedinger & Company for the audit of the Registrant's annual financial statements and review of the financial statements included in the Registrant's Forms 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2006 were $53,551 Additionally, Bedinger & Company has charged $8,297 for tax preparation services for fiscal year 2005.

The Company does not have an audit committee. The Board of Directors of the Registrant approved all of the services rendered to the Registrant by Bedinger & Company for fiscal years 2006.

Audit Fees

Audit fees relate to services rendered in connection with the annual audit of the Company's financial statements, quarterly reviews of financial statements included in the Company's quarterly and annual reports on Form 10-Q and Form 10-K.

Audit Related Fees

Audit related fees consisted principally of fees relating to due diligence services and fees for certain SEC registration statement services.

Tax Fees

Tax services consisted of fees for tax consultation and tax compliance services.

There were no other fees incurred during fiscal 2004. The Board has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence. Our pre-approval policy is that all audit and non-audit services provided by our principal independent accountants must be approved in advance by the Board. 100% of the services performed by Bedinger & Company during fiscal 2005 were approved in advance by the Board.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Shareholder proposals which are intended to be presented by shareholders at our 2008 annual meeting of shareholders must be received by the Secretary of our company at our principal executive offices no later than November 18, 2007, in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act. In addition, our Bylaws require that, among other things, shareholders give written notice of any proposal or the nomination of a director to the Secretary of our company not less than 60 days nor more than 90 days prior to the scheduled 2006 annual meeting of shareholders. We currently anticipate that our 2008 annual meeting of shareholders will be held on March 3, 2008. Shareholder proposals or the nominations for director that do not meet the notice requirements set forth above will not be acted upon at the 2008 Annual Meeting.

GENERAL

Our annual report to shareholders accompanying this proxy statement includes our Form 10-KSB for our fiscal year ended October 31, 2006, that was filed with the Securities and Exchange Commission on January 30, 2007. Our financial statements, as contained in pages F-1 through and including F-30 of the Form 10-KSB, are incorporated by reference into this proxy statement.

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS Todd M. Pitcher Secretary

Montreal, Quebec
February 20, 2007

PROXY

SUPERCLICK, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING, APRIL 6, 2007

The undersigned, a shareholder of SUPERCLICK, INC., a Washington corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and a copy of the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2006; and, revoking any proxy previously given, hereby constitutes and appoints Michael L. Corrigan Esq. and Todd M. Pitcher, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at Marriott Château Champlain, 1 Place du Canada, Montreal QC H3B 4C9, 11 a.m. local time, in the Maisonneuve Room A 36th Floor, on April 6, 2007 at 11:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

ANNUAL MEETING OF SHAREHOLDERS OF

SUPERCLICK, INC.

APRIL 6, 2007

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

/ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

The Board of Directors recommends a vote “FOR” the director listed below and a vote “FOR” Proposal 2

1.
To elect one (1) directors for a three-year term to expire at the 2009 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:
•      Sandro Natale
	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY for all nominees	☐	FOR ALL EXCEPT (see instructions below)
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and write the name(s) of such nominee(s) on the space provided below.)

EXCEPTIONS

2.	To ratify the selection of Bedinger & Company LLC as independent auditors of the Company for the fiscal year ending October 31, 2007.

☐  FOR                    ☐  AGAINST                    ☐  ABSTAIN

3.	In their discretion, the Proxies, identified on the front of this card, are authorized to vote upon such other business as may property come before the Annual Meeting.

Dated: , 2007

Signature

Signature

Title(s)

Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.